Exhibit 10.4

                              SIDE LETTER AGREEMENT


                                 August 28, 2003



TO: The Investors Listed on Schedule 1 and Schedule 2 Attached Hereto

Re:  Certain   Agreements  With  Respect  To  Investment  in  Miravant   Medical
Technologies

     This Side Letter Agreement is executed in connection with: (i) that certain Convertible Debt and Warrant Purchase Agreement dated December 19, 2002 (the "Original Purchase Agreement") by and among Miravant Medical Technologies, a Delaware corporation (the "Company"), and the investors listed on Schedule 1 attached hereto, as successors to Princess Finance Limited, a BVI company ("Princess" and, together with such investors listed on Schedule 1 attached hereto, the "Original Investors"); and (ii) that certain Unsecured Convertible Debenture and Warrant Purchase Agreement of even date herewith (the "New Purchase Agreement") by and among the Company, the investors listed on Schedule 2 attached hereto (the "New Princess Investors") and certain additional investors (collectively, the "New Investors").

     The Original Investors are the holders of the convertible notes (the "Notes") and warrants (the "Note Warrants") issued by the Company pursuant to the Original Purchase Agreement. The Company is entering into the New Purchase Agreement for the sale and issuance of convertible debentures (the "Debentures") and warrants (the "Debenture Warrants") to the New Investors (including the New Princess Investors). In connection with and as a condition to closing under the New Purchase Agreement, the Original Investors and the Company are required to enter into a certain Subordination Agreement with the New Investors, such agreement to be in substantially the form as attached hereto as Exhibit A (the "Subordination Agreement").

     As an inducement to the Original Investors entering into the Subordination Agreement with the New Investors, and as a further condition to closing under the New Purchase Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company, the Original Investors and the New Princess Investors, intending to be legally bound, hereby agree as follows:

     1. Upon issuance of the Debentures and Debenture Warrants pursuant to the terms of the New Purchase Agreement, the Company shall issue to (i) Princess an additional warrant, in the same form as the Note Warrants, to purchase 787,500 shares of the Company's Common Stock at an Exercise Price of $1.00 per share, and (ii) Saules Holdings, Limited (which, for all purposes hereunder, shall be deemed to be an "Original Investor") an additional warrant, in the same form as the Note Warrants, to purchase 787,500 shares of the Company's Common Stock at an Exercise Price of $1.00 per share (collectively, the "Adjustment Warrants").

     2. Upon issuance of the Debentures and Debenture Warrants pursuant to the terms of the New Purchase Agreement, pursuant to Section 4.4 of the Original Purchase Agreement, the Exercise Price of each Note Warrant issued and outstanding as of the date hereof (excluding the Loan Origination Warrant) shall be adjusted to equal $1.00 per share.

     3. Upon issuance of the Debentures and Debenture Warrants pursuant to the terms of the New Purchase Agreement, pursuant to Section 4.4 of the Original Purchase Agreement, the Conversion Price of each Note issued and outstanding as of the date hereof (excluding the Notes issued in December 2002 and January
2003) shall be adjusted to equal $1.00 per share.

     4. In order to document additional "Purchasers" under the Original Purchase Agreement and previous transfers of Notes and Note Warrants by Princess, the following entities are each made party to the Original Purchase Agreement as a "Purchaser" and each agrees to be bound by the Original Purchase Agreement as such:

                  (i)      GORUMNA, LTD.;
                  (ii)     PLEYEL HOLDINGS, LIMITED;
                  (iii)    BIG CAT CAPITAL, LIMITED;
                  (iv)     ACACIAS FINANCIAL, LIMITED;
                  (v)      ALERT INVESTMENTS, LIMITED;
                  (vi)     CAMELFORD HOLDINGS, LIMITED;
                  (vii)    DANUBE FINANCIAL, LIMITED;
                  (viii)   DELICE FINANCIAL, LIMITED;
                  (ix)     IRIS FINANCIAL, LIMITED;
                  (x)      PEARL WAVES, INC;
                  (xi)     Tioman Finance Limited;
                  (xii)    Morebath Holdings Limited;
                  (xiii)   Kinaro Investments S.A.; and
                  (xiv)    SAULES Holdings, Limited.

     5. Each Original Investor and New Princess Investor acknowledges that, pursuant to Section 4.19 of the New Purchase Agreement, the Company is required to solicit the vote of the stockholders for the approval of an amendment to the Company's Certificate of Incorporation (the "Charter Amendment") that would, among other things, increase the number of authorized shares of the Company's Common Stock to 65,000,000 shares (the "Stockholder Approval"). Each Original Investor agrees that, unless and until such time as the Company has obtained the Stockholder Approval and the Charter Amendment has been filed with the State of Delaware and become effective, such Original Investor shall not (a) convert any Notes currently held or hereafter acquired by such Original Investor to the extent that the shares of Common Stock issuable upon conversion of such Notes are not as of the date hereof registered for resale on an effective registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"); or (b) exercise any Note Warrants currently held or hereafter acquired by such Original Investor (including the Adjustment Warrants) to the extent that the shares of Common Stock issuable upon exercise of such Note Warrants are not as of the date hereof registered for resale on an effective registration statement filed under the Securities Act. Each Original Investor represents and warrants that the number of Notes and Note Warrants subject to the foregoing restriction on conversion and exercise (described in terms of the number of shares of Common Stock issuable upon exercise or conversion thereof) that are held by such Original Investor are accurately set forth on Schedule 1 hereto. In furtherance of the foregoing restriction on conversion and exercise of certain Notes and Note Warrants held or acquired by the Original Investors, the Original Investors further agree that, unless and until such time as the Company has obtained the Stockholder Approval and the Charter Amendment has been filed with the State of Delaware and become effective:

     (i)   compliance   by  the  Company  with  the   covenants   regarding  the
authorization and reservation of shares of Common Stock for issuance upon conversion or exercise of such Notes and Note Warrants, as set forth in Section 4(c) of the Notes and Sections 5(b) and (d) of the Note Warrants, is hereby irrevocably waived;

     (ii) any default provisions in the Notes or Note Warrants relating to a failure by the Company to honor a conversion or exercise thereof are hereby irrevocably waived; and

     (iii) notwithstanding the provisions of Sections 2(a), 2(c) and 3(b) of that certain Registration Rights Agreement dated as of December 19, 2002 by and among the Company and the Original Investors (the "Original Registration Rights Agreement"), the Company shall not be required to register the resale of the Registrable Securities (as such term is defined in the Original Registration Rights Agreement) issuable upon conversion or exercise of or otherwise pursuant to the Notes and Note Warrants held by the Original Investors that are not as of the date hereof already registered for resale.

     6. Each New Princess Investor agrees that, unless and until such time as the Company has obtained the Stockholder Approval and the Charter Amendment has been filed with the State of Delaware and become effective, such New Princess
Investor shall not (a) convert any Debentures currently held or hereafter acquired by such New Princess Investor; or (b) exercise any Debenture Warrants currently held or hereafter acquired by such New Princess Investor. In furtherance of the foregoing restriction on conversion and exercise of the Debentures and Debenture Warrants held or acquired by the New Princess Investors, the New Princess Investors further agree that, unless and until such time as the Company has obtained the Stockholder Approval and the Charter Amendment has been filed with the State of Delaware and become effective:

     (i)   compliance   by  the  Company  with  the   covenants   regarding  the
authorization and reservation of shares of Common Stock for issuance upon conversion or exercise of their Debentures and Debenture Warrants, as set forth in Section 4.5 of the New Purchase Agreement, Section 4(d) of the Debentures and
Section 5(b) of the Debenture Warrants, is hereby irrevocably waived;

     (ii) compliance by the Company with the covenants regarding the listing of the shares of Common Stock issuable upon conversion or exercise of their Debentures and Debenture Warrants, as set forth in Section 4.11 of the New Purchase Agreement and Section 5(c) of the Debenture Warrants, is hereby irrevocably waived;

     (iii) any default provisions in the Debentures and the Debenture Warrants relating to a failure by the Company to honor a conversion or exercise thereof are hereby irrevocably waived;

     (iv) notwithstanding the provisions of Sections 2(a), 2(c) and 3(c) of that certain Registration Rights Agreement of even date herewith by and among the Company and the New Investors (the "New Registration Rights Agreement"), the Company shall not be required to register the resale of the Registrable Securities (as such term is defined in the New Registration Rights Agreement) issuable upon conversion or exercise of or otherwise pursuant to the Debentures and Debenture Warrants held by the New Princess Investors;

     (v) the penalty provisions set forth in Section 2(b) of the New Registration Rights Agreement are irrevocably waived as to such Registrable Securities until such time as the Company becomes obligated to register the resale of such Registrable Securities pursuant to Section 3(c) of the New Registration Rights Agreement; and

     (vi) the 150-day period referenced in Section 5(h) of the Debentures shall not be deemed to commence, with respect to the Debentures held by the New Princess Investors only, until the date on which the Company becomes obligated to register the resale of the Registrable Securities issuable upon conversion of such Debentures as provided in clause (iv) above.

     7. The Notes and Note Warrants that are subject to the restrictions on conversion and exercise set forth in Paragraph 5 above and the Debentures and Debenture Warrants that are subject to the restrictions on conversion and exercise set forth in Paragraph 6 above are referred to herein collectively as the "Restricted Securities." With respect to all Restricted Securities, in furtherance of the restrictions on conversion and exercise set forth in Paragraphs 5 and 6 above, the Original Investors and the New Princess Investors further agree that, unless and until such time as the Company has obtained the Stockholder Approval and the Charter Amendment has been filed with the State of Delaware and become effective:

     (i) the Company shall have no obligation to honor, and shall be entitled to instruct its transfer agent not to honor, any attempts by any Original Investor or New Princess Investor to convert or exercise any Restricted Securities;

     (ii) the Company shall be entitled to place the following legend on each Restricted Security (and, to the extent the Original Investors already have possession of such Restricted Securities, the Original Investors shall return such Restricted Securities to the Company for the placement of the following legend thereon):

                  ADDITIONAL RESTRICTIONS ON THE [CONVERSION/ EXERCISE] AND TRANSFER OF THIS [NOTE/ DEBENTURE/ WARRANT] ARE SET FORTH IN A CERTAIN SIDE LETTER AGREEMENT DATED AS OF AUGUST 28, 2003, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND THE HOLDER HEREOF, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY AND MAY BE OBTAINED BY THE HOLDER HEREOF WITHOUT CHARGE.

; and

     (iii) notwithstanding the terms of the Original Purchase Agreement, the New Purchase Agreement or the Restricted Securities themselves, no Original Investor or New Princess Investor may transfer or assign any Restricted Securities, or any of its rights therein, to any other person or entity unless such transferee or assignee has agreed in writing to be bound by the restrictions on conversion, exercise and transfer set forth in this Side Letter Agreement.

     8. Except as otherwise provided in this Side Letter Agreement, the terms and conditions of each of the Original Purchase Agreement, the Original Registration Rights Agreement, the Notes, the Note Warrants, the New Purchase Agreement, the New Registration Rights Agreement, the Debentures, the Debenture Warrants and all other agreements entered into in connection with the foregoing shall remain in full force and effect.

     9. This Side Letter Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.

     10. This Side Letter Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto.

     11. If any provision of this Side Letter Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Side Letter Agreement or the validity or enforceability of this Side Letter Agreement in any other jurisdiction.

     12. The New Investors (other than the New Princess Investors) are expressly intended to be third party beneficiaries of this Side Letter Agreement with respect to all obligations and agreements of the Original Investors and the New Princess Investors. No provision of this Side Letter Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement (including, in the case of the Company, each New Investor other than the New Princess Investors), and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company, each Original Investor, each New Princess Investor and each New Investor.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     Please indicate your acceptance of the terms and conditions of this Side Letter Agreement by signing where indicated below.

                                       MIRAVANT MEDICAL TECHNOLOGIES,
                                       a Delaware corporation

                                       By:    /s/Gary S. Kledzik
                                        -------------------------------------
                                        Gary S. Kledzik, Chief Executive Officer


ACKNOWLEDGED AND AGREED:

PRINCESS FINANCE LIMITED
GORUMNA, LTD.
PLEYEL HOLDINGS, LIMITED
BIG CAT CAPITAL, LIMITED
ACACIAS FINANCIAL, LIMITED
ALERT INVESTMENTS, LIMITED
CAMELFORD HOLDINGS, LIMITED
DANUBE FINANCIAL, LIMITED
DELICE FINANCIAL, LIMITED
IRIS FINANCIAL, LIMITED
PEARL WAVES, INC
Tioman Finance Limited
Morebath Holdings Limited
Kinaro Investments S.A.
SAULES INVESTMENTS S.A.
BOMOSEEN INVETMENTS, LD
DANDELION INTERNATIONAL, LTD.
SILVER CREEK INVESTMENTS, LTD.


By:         /s/ Robert T. Tucker
   -------------------------------------------------------
     Robert T. Tucker, Attorney-in-Fact for all of the above

                                                    Schedule 1

                                                Original Investors

--------------------------------- - --------------- -- ------------------ -----
                                    Note Shares        Warrant Shares
                                    Subject to         Subject to Side
                                    Side Letter        Letter

--------------------------------- - --------------- -- ------------------ -----
Gorumna, Ltd.                        72,913            ---
--------------------------------- - --------------- -- ------------------ -----
Pleyel Holdings, Limited             72,913            ---
--------------------------------- - --------------- -- ------------------ -----
Big Cat Capital, Limited             72,913            ---
--------------------------------- - --------------- -- ------------------ -----
Alert Investments, Limited           72,913            ---
--------------------------------- - --------------- -- ------------------ -----
Camelford Holdings, Limited          72,913            ---
--------------------------------- - --------------- -- ------------------ -----
Acacias Financial Limited            72,913            ---
--------------------------------- - --------------- -- ------------------ -----
Pearl Waves, Inc.                    72,913            ---
--------------------------------- - --------------- -- ------------------ -----
Danube Financial, Limited            72,913            ---
--------------------------------- - --------------- -- ------------------ -----
Delice Financial, Limited            72,913            ---
--------------------------------- - --------------- -- ------------------ -----
Iris Financial, Limited              72,913            ---
--------------------------------- - --------------- -- ------------------ -----
Tioman Finance Limited              277,736            25,000
--------------------------------- - --------------- -- ------------------ -----
Morebath Holdings Limited           277,737            25,000
--------------------------------- - --------------- -- ------------------ -----
Kinaro Investments S.A              277,735            25,000
--------------------------------- - --------------- -- ------------------ -----
Saules Holding, Limited             ---                787,500
--------------------------------- - --------------- -- ------------------ -----
Princess Finance, Limited           ---                787,500
--------------------------------- - --------------- -- ------------------ -----
         Totals:                    1,562,338          1,650,000
--------------------------------- - --------------- -- ------------------ -----

                                                    Schedule 2

                                              New Princess Investors

Bomoseen Investments, Ltd.
Dandelion International, Ltd.
Silver Creek Investments, Ltd.